UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2012

ISC8 INC.
(Exact name of registrant as specified in charter)

Delaware	001-08402	33-0280334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3001 Red Hill Avenue Costa Mesa, California		92626
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 549-8211

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                  Entry into a Material Definitive Agreement.

As previously disclosed in its current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 6, 2012 (the “September 8-K”), and its current report on Form 8-K filed with the SEC on October 4, 2012, as amended by Amendment No. 1 to such current report filed with the SEC on October 5, 2012 (as amended, the “October 8-K” and, collectively with the September 8-K, the “Prior 8-Ks”), as of July 31, 2012, the Company was not in compliance with the financial covenants contained in its December 14, 2011 Loan and Security Agreement (the “Loan Agreement”) with Partners for Growth III, L.P. (“PFG”); on August 21, 2012, the Company and PFG entered into a Forbearance, Limited Waiver and Consent under Loan and Security Agreement (the “Waiver”); on September 28, 2012, the Company and PFG entered into an Extension of Forbearance Under Loan and Security Agreement effective until October 31, 2012; and on October 31, 2012, the Company and PFG entered into a second Extension of Forbearance Under Loan and Security Agreement effective until December 15, 2012.  Due to the Company’s continued non-compliance with certain financial covenants under the Loan Agreement, on December 20, 2012, the Company entered into a Third Extension of Forbearance Under Loan and Security Agreement effective as of December 15, 2012 until January 31, 2013 (the “Forbearance Extension”).

The effectiveness of the Forbearance Extension is conditioned upon the satisfaction by the Company of various conditions including the execution and delivery of a counterpart to the Forbearance Extension duly executed by an authorized officer of the Company, payment of the PFG Expenses, the issuance and delivery of certain warrants by December 24, 2012, and updating the Company’s representations and warranties.  Any failure of any of the conditions, unless waived by PFG in its sole discretion, shall constitute an event of default.

The Forbearance Extension contains customary representations and warranties made by the parties.  The statements set forth in those representations and warranties are made solely for purposes of the Forbearance Extension and may be subject to important qualifications and limitations agreed to by the parties in connection with the negotiated terms of the Forbearance Extension.  Moreover, some of those representations and warranties may have been true only as of a certain date, may be subject to a contractual standard of materiality or may have been used for purposes of allocating risk between the Company and PFG rather than establishing matters of fact. Investors are not third party beneficiaries under the Forbearance Extension and should not rely on those representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company.

In consideration of granting the Forbearance Extension, the Company agreed to: (a) pay to PFG its reasonable out-of-pocket fees and expenses (including all reasonable attorneys’ fees and expenses) in connection with the Forbearance Extension; and (b) to issue and deliver to PFG and/or its designees, seven-year warrants , in all material respects in similar form to the warrants issued in connection with the Waiver and set forth as Exhibit 10.1 to the September 8-K (collectively, the “Warrants”) to purchase $225,000 in the aggregate of the securities issued (i) in capital raising transactions of up to 250,000,000 shares of the Company’s Common Stock at the effective issue price in any such transaction, or (ii) if no transaction described in the foregoing subsection (b)(i) is consummated, in such other equity financing as is consummated by the Company (such securities issued, the “Company Stock”).  If no transaction described in the foregoing subsections (b)(i) or (b)(ii) is consummated by December 31, 2012, the Warrants shall be exercisable for Common Stock at the same strike price as the then current strike price of the warrants issued to PFG and its designees on the date of the Loan Agreement, or $0.11 per share, subject to adjustment for stock splits, dividends, reclassifications, or other similar events.

The Warrants contain customary representations and warranties made by the parties.  The statements set forth in those representations and warranties are made solely for purposes of the Warrants and may be subject to important qualifications and limitations agreed to by the parties in connection with the negotiated terms of the Warrants.  Moreover, some of those representations and warranties may have been true only as of a certain date, may be subject to a contractual standard of materiality or may have been used for purposes of allocating risk between the Company and the holder of the Warrants rather than establishing matters of fact. Investors are not third party beneficiaries under the Warrants and should not rely on those representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company.

The Warrants have not been registered under the Securities Act of 1933 and may not be offered or sold absent registration or an applicable exemption from registration.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sale of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.  The sales and issuances of shares of Common Stock described in Item 1.01 of this Current Report on Form 8-K (and the issuances of shares of Common Stock or Company Stock, as applicable, upon exercise of the Warrants) have been determined to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder as transactions by an issuer not involving a public offering.   PFG and its affiliates, as applicable, have represented that (i) they are accredited investors as that term is defined in Regulation D, and (ii) they have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

Item 3.03	Material Modification to Rights of Security Holders.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.  The issuances of shares of Common Stock or Company Stock, as applicable, upon exercise of the Warrants may result in significant dilution to the current stockholders of the Company.

Item 9.01	Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.                         Description

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISC8 INC., a Delaware corporation

Dated: December 28, 2012	By: /s/ Bill Joll Bill Joll Chief Executive Officer